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EXHIBIT 10.4 AMENDMENT TO THE EMPLOYMENT AGREEMENT OF MICHAEL J. CUNNINGHAM


                                    AMENDMENT
                                    ---------

         Reference is made to the Employment Agreement dated as of December 9, 1997 by and between Compass International Services Corporation ("Compass") and Michael J. Cunningham ("Employee") (the "Agreement").

         4. The Agreement is hereby amended as so as to change Employee's title from "Chief Executive Officer" to "Chairman". Accordingly, all references to "Chief Executive Officer" are changed to read "Chairman".

         5. Except as amended hereby, the Agreement remains in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the 6th day of December, 1998.


         MICHAEL J. CUNNINGHAM        COMPASS INTERNATIONAL SERVICES
                                      CORPORATION


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                                          By: